UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2005

GenCorp Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California	95670

(Address of principal executive offices)	(Zip Code)

916-355-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement

     On July 13, 2005, GenCorp Inc. (the “Company”) announced that, on July 12, 2005, the Company’s subsidiaries Aerojet Fine Chemicals LLC and Aerojet-General Corporation (“Sellers”) had entered into a Purchase Agreement dated as of July 12, 2005 (the “Purchase Agreement”), with American Pacific Corporation (“AMPAC”). A copy of the Company’s press release announcing the execution of the Purchase Agreement is attached as Exhibit 99.1.

     Pursuant to the terms of the Purchase Agreement, AMPAC has agreed to acquire substantially all of the assets of the Aerojet Fine Chemicals business (the “Business”) and to assume certain liabilities related thereto. AMPAC has agreed to pay a purchase price of $119 million, consisting of $100 million cash at closing and $19 million pursuant to a subordinated Sellers note, for the Business, subject to upward or downward adjustment based upon certain capital expenditures by the Business. The sale, which is subject to regulatory approvals and the funding of AMPAC’s committed bank financing and other customary closing conditions, is expected to close in the early fall of 2005.

     The Sellers have made customary representations and warranties and covenants in the Purchase Agreement, agreeing, among other things, for a period following the acquisition, not to compete with the Business.

     In addition, pursuant to the terms of the Purchase Agreement, each party has agreed to indemnify the other for an agreed upon period following the acquisition for damages arising from, among other things, such party’s breach of its representations, warranties or covenants under the Purchase Agreement, subject to limitation in accordance with agreed upon deductibles and caps on indemnifiable damages.

     In connection with the acquisition, the parties will also enter into several ancillary and related agreements including a long term lease, and a transition services agreement designed to ensure a smooth transition of the Business to AMPAC.

     A copy of the Purchase Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

2.1*	Purchase Agreement, dated as of July 12, 2005, by and among Aerojet Fine Chemicals LLC, Aerojet-General Corporation and American Pacific Corporation.
99.1	GenCorp Inc.’s press release dated July 13, 2005.

*	Schedules and exhibits to this exhibit have been omitted, but will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENCORP INC.
By:	/s/ Mark A. Whitney
	Name:	Mark A. Whitney
	Title:	Vice President, Law; Deputy General Counsel and Assistant Secretary

Dated: July 18, 2005

Exhibit Index

Exhibit Number	Description
2.1*	Purchase Agreement, dated as of July 12, 2005, by and among Aerojet Fine Chemicals LLC, Aerojet-General Corporation and American Pacific Corporation.
99.1	GenCorp Inc.’s press release dated July 13, 2005.

*	Schedules and exhibits to this exhibit have been omitted, but will be furnished to the Securities and Exchange Commission upon request.